Exhibit 99.2

Certain statements in this presentation constitute "forward-looking statements." When used in this presentation the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, our guidance for the fourth quarter of 2009, and our estimates of the effects of an economic rebound, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crises, government bailouts and assistance plans, bank failures, and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Proactive Management Plan Continues to Drive Free Cash Flow Operations Right-Sized to Economic Environment Operating Expenses Down 20% Capital Investment Levels Reduced by 69% Diversification Initiatives Adding Meaningful Revenue Collectively Contributing 37% of Total Revenue Revenue up 8% - Gross Profit up 30% (Q v. Q) Result: Substantial Increase in Free Cash Flow $16.1 Million in Q3'09 - 160% Increase over Q3'08 YTD Free Cash Flow of $46.3 Million vs. $9.9 Million in 2008 Third Quarter 2009 Financial Highlights

37% of Revenue from Strategic Growth Initiatives * "Other" includes System Sales and Related Services, THN & Healthcare +6.2% (18.6%) +12.4% ($ in millions) $121.1 $135.3 Growth Initiatives Generate $45 Million Diversification Initiatives Buffer Recession Guest Entertainment Hotel Services Other Total Revenue Down 10.5%

Guest Entertainment Hotel Services Other* * "Other" includes System Sales and Related Services, THN & Healthcare Increasing Impact of Diversification Based on Revenue Q3 '06 Revenue: $76.5M Q3 '09 Revenue: $121.1M

Revenue Per Room Comparison Guest Entertainment: Rate of Decline Continues to Moderate - Impacted by Lower Occupancy and Consumer Sentiment Hotel Services and System Sales Continue to Increase - Growth Slowed by Constrained Hotel Capital Budgets Healthcare and THN: Level Q3 '09 vs. Q3 '08

Gross Margin Comparison Total Margin - Change Reflects Shift in Revenue Composition Guest Entertainment: - Q3 Impacted by Lighter Business Travel, Partially Offset by Lower Hotel Commissions Hotel Services: - Expanded Margin from Both Broadband Services & TV Programming System Sales and Related Services: - Change Reflects Shift in Product Mix Healthcare and THN: - THN Expense Control Moves Margin from Negative to Positive

Reductions Driven by: Integration Synergies Cost Control Initiatives Workforce Reductions Expense Controls Offset 56% of Gross Profit Decline System Operations and SG&A $22.0 Managing Operating Expenses ($ in millions) $27.4 - 20.0%

$30.0 $34.6 - 13.2% Profitability Metrics (in millions) * Adjusted Operating Cash Flow Definition - see slide 21 $4.6 $5.3 14.5% Adjusted Operating Cash Flow* Operating Income

$(5.0) $(6.3) + 20.6% Profitability Metrics (in millions, except per share) Net Loss Net Loss Per Common Share $(0.30)* $(0.28) - 7.1% * With Preferred Dividend

$14.7 Proactively Managed by: Fewer Room Installations Lower Per Room Investment Hotel Contributions Increasing Right-Sizing to Environment - 69.4% Managing Capital Investments ($ in millions) $4.5

$6.2 Improvement From: Revenue from Growth Initiatives Reduction in Operating Expenses Reduction in Capital Investments $16.1 160% Increase in Free Cash Flow* ($ in millions) * Free Cash Flow Definition - see slide 21

$51.9 $48.1 $25.4 $7.8 Increasing Free Cash Flow* (TTM $ in millions) * Free Cash Flow Definition - see slide 21 $61.8 Trailing Twelve Months

Free Cash Flow Analysis* * Free Cash Flow Definition - see slide 21 ($ in millions except per share) 9 month comparison

Reducing Leverage ($ in millions) Convertible Preferred Stock Offering, June 2009 - $57.5 Million - $27.7 Million Required Payment in July Additional September Payment of $26.4 Million

Business Outlook Maintaining Conservative Operating Plan Pending Rebound Continue to Manage Business within Leverage Parameters Balance Growth Opportunities and Free Cash Flow Performance Revenue Outlook System and Related Services Sales Impacted by Tightened Hotel Capital Budgets Some Signs of Recovery in Guest Entertainment Guest Entertainment Monthly Revenue per Room

Business Outlook (cont.) New Balance in Equipment Cost Sharing with Hotel Customers On Command Acquired on 4/4/07 * 2006 2007 2008 2009 Rolling Four Quarters As Percent of Total Installation Cost

Business Outlook (cont.)

Driving Lower Capital Investment Per Interactive Room


New
$500
$400
$300
$200
$100
$0
$405
$316
Weighted Avg Q2/Q3'08
Weighted Avg Q2/Q3'09


Renewal
$400
$300
$200
$100
$0
$324
$263
Weighted Avg Q2/Q3'08
Weighted Avg Q2/Q3'09

Further Capital Reductions with New TV Manufacturer Arrangements

- TV Companies "Embedding" LodgeNet Technology into HDTV Sets
- Eliminates Need for "Set Top Box" – Reduces Cost of Installed Room by $50 - $75
- Hotels Buy "LodgeNet Ready" Sets – Faster, Lower Cost Installations

17 LODGENET INTERACTIVE CORPORATION

(Annualized $ in millions) GE Revenue AOCF $38 $23 $76 100% Rebound 50% Rebound * Guest Entertainment Revenue Down 21% for 9 Months '09 $46 Impact on Guest Entertainment* Significant Operating Leverage With Economic Rebound Business Outlook (cont.)

Q4'09 Financial Guidance* Assumes: (7.5%) to (12.5%) Reduction in Guest Entertainment Revenue vs. Q4 '08 Current Operating Cost Structure * Adjusted Operating Cash Flow Definition - see slide 21

* Bank AOCF = AOCF adjusted for severance payments Q4'09 Financial Guidance*

Reconciliation of Operating Income to Adjusted Operating Cash Flow Operating Income Plus: Depreciation and Amortization Plus: Amortization of Purchased Intangibles Plus: Restructuring/Organization Charges and Integration Expenses Plus: Share-Based Compensation Plus: Impairment Charge Less: Insurance Proceeds Equals: Adjusted Operating Cash Flow Reconciliation of Free Cash Flow Cash from Operations Less: Cash Used for Investing Activities, including Growth-Related Capital Equals: Free Cash Flow